SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           March 30,  2014
                            Date of Report
                  (Date of Earliest Event Reported)

                         RS SODA HOLDINGS INC.
         (Exact Name of Registrant as Specified in its Charter)

                  ORANGE RUN ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware                       000-55059                    46-3558702
(State or other         (Commission File Number)          (IRS Employer
jurisdiction                                            Identification No.)
of incorporation)

                        9227 Haven Avenue, #310
                      Cucamonga, California 91730
                (Address of Principal Executive Offices)

                         215 Apolena Avenue
                  Newport Beach, California 92662
             (Former Address of Principal Executive Offices)

                             909-927-4747
                     (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On March 31, 2014, RS Soda Holdings Inc. (formerly Orange Run Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 67% of the total outstanding 1,500,000 shares of common stock as follows:

               510,000        Ramon Siqueiros III
               490,000        Nehad Ayyoub

     With the issuance of the 1,000,000 shares of stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On March 30, 2014, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop its business with a business combination with a private company or through the development of its business plan. The Company is designed to develop, produce and market "R Soda", a soft drink made with all natural ingredients. To date, the Company has no operations and no agreements have been executed. If the Registrant makes any acquisitions, mergers or other business combination, it will file a Form 8-K.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On March 30, 2014 James M. Cassidy resigned as the Registrant's president, secretary and director.

    On March 30, 2014, James McKillop resigned as the Registrant's vice president and director.

    On March 30, 2014, Ramon Siqueiros III was named as the director and serves as the only officer of the Registrant.

    Ramon S. Siqueiros III serves as director of the Registrant. Mr. Siqueiros began his career as a certified life insurance agent and later president of Pacific Health Care insurance company which was one of the first HMO insurance companies in the United States. Mr. Siqueiros developed Concerto Color Television, one of the first multi-level companies in the United States but retired quickly thereafter to recover from a serious heat attack. From 1990 to the president, Mr. Siqueiros has work with Mexicola Food and Beverage Inc. a company designed to develop "R Soda", a soft drink made with all natural ingredients. Mr. Siqueiros served as special assistant to Abe Tapia, the president of the Mexican American Political Association. Mr. Siqueiros is the author of "And the Last Shall be First".


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             RS SODA HOLDINGS INC.


Date: March 31, 2014         Ramon Siqueiros III
                             President